UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2017

PHYSICIANS REALTY TRUST
PHYSICIANS REALTY L.P.
(Exact name of registrant as specified in its charter)

Maryland (Physicians Realty Trust) Delaware (Physicians Realty L.P.)	001-36007 333-205034-01	46-2519850 80-0941870
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

309 N. Water Street, Suite 500 Milwaukee, Wisconsin (Address of principal executive offices)	53202 (Zip Code)

Registrant’s telephone number, including area code: (414) 367-5600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Physicians Realty Trust Emerging growth company ☐ Physicians Realty L.P. Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. Physicians Realty Trust ☐  Physicians Realty L.P. ☐

Item 2.01.    Completion of Acquisition or Disposition of Assets.

On June 30, 2017, Physicians Realty Trust (the “Company”), through a subsidiary of its operating partnership, Physicians Realty L.P. (the “Operating Partnership”), completed its acquisition of the Baylor Charles A. Sammons Cancer Center, a multi-tenant, on-campus medical office building located in Dallas, Texas and comprising approximately 458,396 net leasable square feet (the “Baylor Cancer Center”) from BCC Cancer Center Venture, L.P. (“BCC”), for an aggregate purchase price of approximately $290.0 million, subject to closing prorations and other adjustments, which was funded with borrowings under the Company's unsecured revolving credit facility. The Baylor Cancer Center is approximately 94.9% leased and the weighted average lease term remaining is 8.6 years, with 252,977 square feet leased to Baylor Health Care. The first year unlevered cash yield is expected to be 4.7%.

The foregoing description of the acquisition of the Baylor Cancer Center does not purport to be complete and is qualified in its entirety by reference to the Real Estate Purchase and Sale Agreement, which is filed as Exhibit 10.1 hereto and is incorporated by reference into this Item 2.01.

Item 9.01.    Financial Statements and Exhibits.

(a) Financial Statements of Property Acquired.

The financial statements required by Item 9.01(a) are currently being prepared. The Company will file the required financial statements under the cover of Form 8-K/A as soon as practicable but not later than 71 calendar days after the latest date on which this initial Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information.

The pro forma financial information required by Item 9.01(b) is currently being prepared. The Company will file the required pro forma financial information under the cover of Form 8-K/A as soon as practicable but not later than 71 calendar days after the latest date on which this initial Current Report on Form 8-K is required to be filed.

(d) Exhibits

10.1	Real Estate Purchase and Sale Agreement, dated June 27, 2017, between BCC Cancer Center Venture, L.P. and DOC-3410 Worth St. MOB, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: July 7, 2017		PHYSICIANS REALTY TRUST

	By:	/s/ John T. Thomas
John T. Thomas
President and Chief Executive Officer

Date: July 7, 2017		PHYSICIANS REALTY L.P.
by: Physicians Realty Trust, its general partner

	By:	/s/ John T. Thomas
John T. Thomas
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Real Estate Purchase and Sale Agreement, dated June 27, 2017, between BCC Cancer Center Venture, L.P. and DOC-3410 Worth St. MOB, LLC